UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI (Address of Principal Executive Offices)		48326 (Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's Amended 2024 Annual Report on Form 10-K/A for the year ended December 31, 2024, as filed with the SEC on July 17, 2025 (the "2024 Annual Report"), and (b) SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2024 Annual Report, each an "SEC Report").

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, the Company, through SPAR Marketing Force, Inc. ("SMF") and SPAR Canada Company ULC ("SCC", and collectively with SMF, the “NM Borrowers”), has a secured revolving credit facility in the United States (the "US Revolving Credit Facility") and Canada (the "Canada Revolving Credit Facility", and collectively with the US Revolving Credit Facility, the "NM Credit Facility") with North Mill Capital, LLC, d/b/a SLR Business Credit ("NM"). In order to obtain, document and govern the NM Credit Facility, SMF. SCC, SGRP and certain of SGRP's direct and indirect subsidiaries in the United States and Canada (including SMF and SCC as borrowers and SGRP as a guarantor, collectively, the "NM Loan Parties") entered into a Loan and Security Agreement with NM dated as of April 10, 2019, which, as amended from time to time (as amended, the "NM Loan Agreement"), governs the NM Credit Facility. Pursuant to the NM Loan Agreement, the NM Borrowers agreed to reimburse NM for legal and documentation fees incurred in connection with the NM Loan Agreement and such amendments.

As previously reported, on January 5, 2021, the NM Loan Parties and NM executed and delivered a First Modification Agreement as of January 4, 2021, and effective as of December 31, 2020 (the "First Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from October 10, 2021, to April 10, 2022, and increased the amount of the US Revolving Credit Facility to US$14.5 million and decreased the Canada Revolving Credit Facility to CDN$1.5 million. In addition, the First Modification Agreement increased SMF's borrowing base availability for unbilled receivables to up to 70% from January 1, 2021, through June 30, 2021, and increased the cap on unbilled accounts for SMF to US$4.5 million from US$3.9 million.

As previously reported, on March 22, 2021, the NM Parties and NM executed and delivered a Second Modification Agreement, effective as of April 1, 2021 (the "Second Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from April 10, 2022, to October 10, 2023, and increased the amount of the US Revolving Credit Facility to US$16.5 million while the Canada Revolving Credit Facility remained at CDN$1.5 million. In addition, the Second Modification Agreement permanently increased SMF's borrowing base availability for unbilled receivables to up to 70%, and increased the cap on unbilled accounts for SMF to US$5.5 million from US$4.5 million.

On December 16, 2021, the NM Parties and NM executed and delivered a Third Modification Agreement, effective as of December 1, 2021 (the "Third Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to temporarily increase the borrowing base availability under the NM Credit Facility, and the NM Borrowers agreed to pay certain additional fees.

As previously reported, on July 1, 2022, the NM Loan Parties and NM executed and delivered a Fourth Modification Agreement, effective as of June 30, 2022 (the "Fourth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from October 10, 2023, to October 10, 2024, and increased the amount of the US Revolving Credit Facility to US$17.5 million while the Canada Revolving Credit Facility remained at CDN$1.5 million. In addition, the Fourth Modification Agreement permanently increased SMF's borrowing base availability for billed receivables to up to 90% from 85%, and unbilled receivables to up to 80% from 70%, and increased the cap on unbilled accounts for SMF to US$6.5 million from US$5.5 million.

On August 9, 2022, the NM Loan Parties and NM executed and delivered a Fifth Modification Agreement, effective immediately (the "Fifth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to temporarily increase the borrowing base availability under the NM Credit Facility, and the NM Borrowers agreed to pay certain additional fees.

On February 1, 2023, the NM Loan Parties and NM executed and delivered a Sixth Modification Agreement, effective immediately (the "Sixth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to increase the amount of the US Revolving Credit Facility to US$28 million and increase the Canada Revolving Credit Facility to CDN$2 million. In addition, the Sixth Modification Agreement increased the cap on unbilled accounts in the borrowing base for SMF to US$7 million from US$6.5 million.

On March 28, 2024, the NM Loan Parties and NM executed and delivered a Seventh Modification Agreement, effective immediately (the “Seventh Modification Agreement”), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility’s term from October 10, 2024 to October 10, 2025. The Seventh Modification Agreement reaffirmed the prior US Revolving Credit Facility limit of US$28 million and the prior Canada Revolving Credit Facility limit of CDN$2 million. In connection with the Seventh Modification Agreement, the lender agreed to waive certain specified events of default under the NM Loan Agreement, namely the Company’s failure to timely deliver its month-end financial statements for January 31, 2024, quarter-end financial statements for the quarter ending December 31, 2023, and fiscal year 2024 projections by the required deadline. This limited waiver of the “Specified Defaults” was conditioned upon the Company providing the above-described financial statements and projections to the lender by March 31, 2024, and did not constitute a waiver of any other default or breach. The Seventh Modification Agreement also included the NM Loan Parties’ reaffirmation of all covenants in the NM Loan Agreement and other Loan Documents and confirmation of the continuing validity of all liens and security interests granted to the lender.

Under the Seventh Modification Agreement (March 28, 2024), the lender waived certain “Specified Defaults” relating to delayed delivery of December 31, 2023 financial statements, January 31, 2024 month-end financial statements, and fiscal year 2024 projections, conditioned upon delivery by March 31, 2024. Under the Eighth Modification Agreement (October 9, 2025), the lender waived additional Specified Defaults relating to delayed July 31, 2025 and August 31, 2025 financial statements and compliance certificates, and certain Canadian corporate credit card indebtedness and related lien arrangements, subject to post-closing conditions. These waivers were limited to the specific matters described and did not constitute waivers of any other covenant defaults. The NM Loan Parties reaffirmed that all other covenants remain in full force and effect.

On October 9, 2025, the NM Loan Parties and NM executed and delivered an Eighth Modification Agreement, effective immediately (the “Eighth Modification Agreement”), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility’s term from October 10, 2025 to October 10, 2027, to increase the amount of the US Revolving Credit Facility to US$30 million, and to increase the amount of the Canada Revolving Credit Facility to US$6 million. In addition, the Eighth Modification Agreement increased the cap on eligible unbilled accounts in the US Borrower’s borrowing base to US$15 million (from the prior cap of US$7 million) and increased the cap on eligible unbilled accounts in the Canadian Borrower’s borrowing base to US$2 million (from the prior cap of CDN$800,000).The Eight Modification Agreement also modified the minimum interest charges payable under the Canadian Revolving Credit Facility, which are now based on a minimum outstanding balance of US$1,000,000 (increased from US$500,000).

To evidence the increase in the US Revolving Credit Facility, SMF executed and delivered to NM a US$30 million Sixth Amended and Restated Revolving Credit Master Promissory Note (the "Restated US Note"), which amends, restates, supersedes and replaces the prior US$ note. To evidence the increase in the Canadian Revolving Credit Facility, SCC executed and delivered to NM a US$6 million Fifth Amended and Restated Revolving Credit Master Promissory Note (the "Restated Canadian Note"), which amends, restates, supersedes and replaces the prior CDN$ note.

The Restated US Note and Restated Canadian Note (together, the "NM Notes") and the NM Loan Agreement together require the NM Borrowers to pay interest on the loans thereunder equal to: (i) the Prime Rate designated from time to time by Wells Fargo Bank; plus (ii) one and one quarter percentage points (1.25%,) or an aggregate minimum of 6.75% per annum. In addition, the NM Borrowers are paying a facility fee to NM in an amount equal to: (i) For the US facility, for the year commencing on October 10, 2025, 0.60% of the applicable US Benchmark Advance Amount, with an additional US$6,000 charged at the first occurrence of each US$1.0 million increment above the benchmark (up to the US advance limit) and (ii) for the Canadian Facility for the year commencing on October 10, 2025, 0.60% calculated on US$2.0 million, and thereafter on the Canadian Benchmark Advance Amount), with an additional US$6,000 charged at the first occurrence of each US$1.0 million increment above the benchmark (up to the Canadian advance limit).

The NM Credit Facility contains customary financial and restrictive covenants applicable to the NM Loan Parties, including requirements to maintain positive trailing EBITDA at each Borrower and limitations on non-ordinary course payments and transactions, incurring or guaranteeing indebtedness, increases in executive, officer or director compensation, capital expenditures, and certain other investments.

Copies of the Eighth Modification Agreement and new restated NM Notes are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated herein by reference. The descriptions in this Current Report of the Eighth Modification Agreement and the NM Notes are qualified in their entirety by such Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): collection of the termination fee from Highwire Capital, potential non-compliance with applicable Nasdaq rules regarding the filing of periodic financial reports, director independence, bid price or other rules; any potential non-compliance with applicable Nasdaq annual meeting, director independence, bid price or other rules; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect the Corporation, see its 2024 Annual Report and other SEC Reports as filed with the SEC. The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Eighth Modification Agreement dated as of October 9, 2025, among North Mill Capital, LLC, d/b/a SLR Business Credit, SPAR Group, Inc. and certain of its direct and indirect subsidiaries in the United States and Canada.

10.2	US $30 million Sixth Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SMF to NM and dated as of October 9, 2025.

10.3	US $6 million Fifth Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SCC to NM and dated as of October 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc. Date: October 16, 2025 By: /s/ Antonio Calisto Pato Antonio Calisto Pato, Chief Financial Officer, Treasurer and Secretary